SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549

                         FORM 8-K/A
                       Amendment No. 2

           PURSUANT TO SECTION 12, 13 OR 15(d) OF THE
               SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 16, 1996

              WALDEN RESIDENTIAL PROPERTIES, INC.
    (Exact name of Registrant as specified in its Charter)

                          MARYLAND
                (State of other jurisdiction
                    of incorporation or
                        organization)

                          1-12592
                  (Commission file number)

                         75-2506197
          (I.R.S. Employer Identification Number)

                     One Lincoln Centre
                5400 LBJ Freeway, Suite 400
                    Dallas, Texas 75240
          (Address of principal executive offices)

               Registrant's telephone number,
            including area code: (972) 788-0510

                      Not Applicable
(Former name or former address, if changed since last report)



              WALDEN RESIDENTIAL PROPERTIES, INC.

Explanatory Note . . . . . . . . . . . . . . . . . . . . . . . .3

Item 2.   Acquisition or Disposition of Assets . . . . . . . . .4

Item 7.   Financial Statements and Exhibits

          a.   Financial Statements of Audited Acquisition
               Properties

               Independent Auditors' Report. . . . . . . . . . .7

               Statements of Revenues and Certain Expenses for
               the Six Months Ended June 30, 1996 (Unaudited) and
               for the Year Ended December 31, 1995. . . . . . .8

               Notes to Statements of Revenues and Certain
               Expenses. . . . . . . . . . . . . . . . . . . . .9

          b.   Pro Forma Financial Information of Walden
               Residential Properties, Inc.

               Pro Forma Condensed Consolidated Balance Sheet
               as of June 30, 1996 (Unaudited) . . . . . . . . 11

               Pro Forma Condensed Consolidated Statement of
               Income for the Six Months Ended June 30, 1996
               (Unaudited) . . . . . . . . . . . . . . . . . . 13

               Pro Forma Condensed Consolidated Statement of
               Income for the Year Ended December 31, 1995
               (Unaudited) . . . . . . . . . . . . . . . . . . 15



                      EXPLANATORY NOTE

Walden Residential Properties, Inc., a Maryland corporation, hereby amends its Form 8-K dated September 16, 1996, and filed with the Securities and Exchange Commission on October 1, 1996, as follows:

Walden Residential Properties, Inc., hereby submits the Financial
Statements required for the properties acquired in 1996 as described in Items 2 and 7.



Item 2.   Acquisition or Disposition of Assets

Acquisitions
------------
Between June 4, 1996 and September 23, 1996, Walden Residential
Properties, Inc. (the "Company"), acquired the following properties (the "Acquisition Properties"):

                                                                         Occupancy
                                               Acquisition  Acquisition     at
Property              Location          Units     Price        Date     Acquisition
--------              --------          -----  ------------ ----------- -----------
Terra Vida            Mesa, AZ            384  $ 15,300,000   06/04/96      90%
Villas of St. Moritz  San Antonio, TX     216     6,100,000   06/27/96      84%
Remington             San Antonio, TX     158     4,800,000   06/27/96      90%
Costa del Sol         San Antonio, TX     244     7,300,000   06/27/96      92%
Summer Oaks           San Antonio, TX     256     6,400,000   06/27/96      91%
Ashbury Parke         Austin, TX          416    13,500,000   06/28/96      89%
Cozumel               Jacksonville, FL    224     6,900,000   08/07/96      98%
Princeton Meadows I   Jacksonville, FL    218     7,600,000   08/13/96      94%
Brandywine            Nashville, TN       300     9,000,000   08/27/96      95%
Raintree              Melbourne, FL       210     6,400,000   09/03/96      94%
Princeton Meadows II  Jacksonville, FL    226     7,800,000   09/03/96      92%
Quayle Walk           Arlington, TX       218     6,400,000   09/16/96      94%
Timber Creek          Arlington, TX       160     4,900,000   09/16/96      95%
Waterford             Plano, TX           350    13,600,000   09/23/96      96%
                                        -----  ------------
                                        3,580  $116,000,000
                                        =====  ============

Property              Seller
--------              ------
Terra Vida            Mid-America Apartment Communities
Villas of St. Moritz  IBEX St. Moritz Corp.
Remington             IBEX Remington Corp.
Costa del Sol         IBEX Costa del Sol Corp.
Summer Oaks           IBEX Summer Oaks Corp.
Ashbury Parke         Western America Exchange Corp.
Cozumel               Cozumel Associates, Ltd.
Princeton Meadows I   TE-TWO Real Estate Limited Partnership
Brandywine            Woodwinds, Ltd. (Affiliate)
Raintree              Florida Raintree I Associates, Ltd.
Princeton Meadows II  Florida Princeton Meadows II Associates
Quayle Walk           Quayle Walk Apartments Partners
Timber Creek          Timber Creek Apartments Partners
Waterford             Waterford Apartments Partners

NOTE:  The Company combined Princeton Meadows I and Princeton
       Meadows II at the date of purchase and will present them as one property going forward.



The above acquisitions were financed as follows:

Source                                     Date       Funds
------                                     ----       -----
Preferred Stock Offering                 04/26/96  $ 43,600,000
Bonds Assumed on Purchase of Terra Vida  06/04/96     7,600,000
Common Stock Offering                    08/27/96    29,600,000
Common Stock Over Allotment              09/03/96     3,000,000
Property Sales                           Various     23,400,000
Credit Facility                          Various      8,800,000
                                                   ------------
                                                   $116,000,000
                                                   ============

Except for Woodwinds, Ltd., (the Seller of Brandywine), the Sellers are not affiliated with the Company, any director or officer of the Company or any associate of any such director or officer. The Properties were previously operated by the Sellers as multifamily apartment properties, and it is the intent of the Company to continue to operate the Acquisition Properties as multifamily apartment properties. Brandywine was purchased from an affiliate of the Company. All of such proceeds received from the sale were utilized to retire all liabilities of the property. Therefore, no proceeds from the sale of this property were retained by such affiliate.

The purchase prices, which were negotiated with the Sellers, were determined through internal analysis by the Company of historical cash flows and fair market values of the Acquisition Properties with adjustments for the Company's estimates of the cost of operation.

Dispositions
------------
Between April 24, 1996 and September 27, 1996, Walden Residential
Properties, Inc. (the "Company"), disposed of the following properties:

                                               Disposition  Disposition
Property             Location           Units     Price        Date
--------             --------           -----  -----------  -----------
Northwest Territory  Wichita, KS          384  $ 8,400,000   04/24/96
Christiwood          Corpus Christi, TX   304    9,200,000   08/30/96
Chimney Trace        Stone Mountain, GA   144    5,800,000   09/27/96
                                          ---  -----------
                                          832  $23,400,000
                                          ===  ===========

Property             Purchaser
--------             ---------
Northwest Territory  Floyd R. Hardesty
Christiwood          Christiwood Apartments L.L.P.
Chimney Trace        RCP Chimney Trace, L.L.C.

The Purchasers are not affiliated with the Company, any director or officer of the Company or any associate of any such director or officer.

The sales prices, which were negotiated with the Purchasers, were determined through internal analysis by the Company of historical cash flows and fair market values of the disposed Properties with adjustments for the Company's estimates of the cost of operation.

Item 7.   Financial Statements and Exhibits

The undersigned Registrant hereby submits the Financial
Statements for the Acquisition Properties referred to in Item 2., except for Terra Vida, Princeton Meadows I and Brandywine, which were not audited (the "Audited Acquisition Properties").

     a.   Financial Statements

       Statements of Revenues and Certain Expenses of the Audited Acquisition Properties for the six months ended
       June 30, 1996 (unaudited) and for the year ended December 31, 1995, notes to the financial statements and the report of Deloitte & Touche LLP with respect to the Statement of Revenues and Certain Expenses for the year ended December 31, 1995, are presented on pages 7 through 9.



                   INDEPENDENT AUDITORS' REPORT

To the Board of Directors
of Walden Residential Properties, Inc.

     We have audited the accompanying combined statement of revenues and certain expenses (defined as being operating revenues less direct operating expenses) of Villas of St. Moritz, Remington, Costa del Sol, Summer Oaks, Ashbury Parke, Cozumel, Princeton Meadows II, Raintree, Quayle Walk, Timber Creek and Waterford (the "Audited Acquisition Properties") for the year ended December 31, 1995. This financial statement is the responsibility of the management of Walden Residential Properties, Inc. Our responsibility is to express an opinion of this statement based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying combined statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of Walden Residential Properties, Inc. Material amounts, described in Note 1 to the combined statement of revenues and certain expenses, that would not be comparable to those resulting from the proposed future operations of the Acquisition Properties are excluded and the statement is not intended to be a complete presentation of the revenues and expenses of these apartments.

     In our opinion, such combined statement of revenues and certain expenses presents fairly, in all material respects, the revenues and certain expenses, as defined above, of the Audited Acquisition Properties for the year ended December 31, 1995, in conformity with generally accepted accounting principles.


/s/   Deloitte & Touche LLP

Dallas, Texas
November 1, 1996



                  AUDITED ACQUISITION PROPERTIES
       COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                          (In thousands)

                                             Six Months Ended      Year Ended
                                              June 30, 1996    December 31, 1995
                                             ----------------  -----------------
                                               (unaudited)
Revenues
  Rental income. . . . . . . . . . . . . . .     $ 7,390             $14,435
  Other property income. . . . . . . . . . .         283                 551
                                                 -------             -------
     Total revenues. . . . . . . . . . . . .       7,673              14,986
                                                 -------             -------
Certain Expenses
  Property operating and maintenance . . . .       2,920               5,865
  Real estate taxes. . . . . . . . . . . . .         855               1,632
  Management fees. . . . . . . . . . . . . .         367                 721
                                                 -------             -------
     Total expenses. . . . . . . . . . . . .       4,142               8,218
                                                 -------             -------

Revenues in Excess of Certain Expenses . . .     $ 3,531             $ 6,768
                                                 =======             =======

See Notes to Combined Statements of Revenues and Certain Expenses


                AUDITED ACQUISITION PROPERTIES
  NOTES TO COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES

Note 1 - Basis of Presentation and Summary of Significant Accounting Policies

     Basis of Presentation. The combined operating revenues and direct operating expenses of the twelve properties described in
Note 2 (the "Audited Acquisition Properties") are presented on the accrual basis of accounting. The accompanying financial statements are not representative of the actual operations for the periods presented as certain expenses, which may not be comparable to the expenses expected to be incurred by Walden Residential Properties, Inc., in the proposed future operations of the Audited Acquisition Properties, have been excluded. Expenses excluded consist of interest, depreciation and amortization, professional fees, and other costs not directly related to the future operations of the Audited Acquisition Properties.

     Income Recognition. Rental income is recorded when it is earned and due from tenants. Apartment units are rented under lease agreements with terms of one year or less.

     Management Fees. The Audited Acquisition Properties have various management agreements with affiliated and unaffiliated management companies to maintain and manage the operations of the apartment complexes. Management fees are based on a range of 4% to 5% of total income collected.

Note 2 - Description of the Audited Acquisition Properties

     The following Audited Acquisition Properties are included in the combined statement of revenues and certain expenses:

                                              Number
Property              Location               of Units
--------              --------               --------
Villas of St. Moritz  San Antonio, Texas        216
Remington             San Antonio, Texas        158
Costa del Sol         San Antonio, Texas        244
Summer Oaks           San Antonio, Texas        256
Ashbury Parke         Austin, Texas             416
Cozumel               Jacksonville, Florida     224
Princeton Meadows II  Jacksonville, Florida     226
Raintree              Melbourne, Florida        210
Quayle Walk           Arlington, Texas          218
Timber Creek          Arlington, Texas          160
Waterford             Plano, Texas              350
                                              -----
                                              2,678
                                              =====



Item 7. Financial Statements and Exhibits

  b.   Pro Forma Financial Information

       The following June 30, 1996, unaudited Pro Forma
       Condensed Balance Sheet of Walden Residential Properties,
       Inc., (the "Company") reflects the June 30, 1996 Balance
       Sheet adjusted for (1) the acquisition of the eight properties acquired between August 7, 1996 and September
       23, 1996, (see Item 2.), (2) the sale of two properties sold between August 30, 1996 and September 27, 1996 (see
       Item 2.), (3) the sale of 1,680,250 shares of Common
       Stock on August 27, 1996, and (4) the estimated Credit
       Facility borrowings necessary to finance the acquisitions.

       The following unaudited Pro Forma Condensed Consolidated
       Statements of Income for the six months ended June 30, 1996, and the twelve months ended December 31, 1995, were prepared from the financial statements of the Company by adjusting for properties acquired or disposed of through September
       23, 1996, including the related debt or stock offerings used to finance the acquisitions, debt that was repaid from the proceeds of dispositions, or estimated Credit
       Facility borrowings as described above as if all of these transactions had occurred on January 1, 1996, and 1995, respectively. This is not necessarily indicative of what the performance would have been had the Company owned these properties for the entire period, nor does it purport to represent future results of operations of the Company.



                         WALDEN RESIDENTIAL PROPERTIES, INC.
                    PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                   June 30, 1996
                                    (Unaudited)
                                   (In thousands)

                                           Historical  Acquisitions/Sales/Offerings  Pro Forma
                                           ----------  ----------------------------  ---------
ASSETS
  Real estate assets -- net. . . . . . . .  $515,549            $ 62,600  (a)          $578,149
  Real estate held for sale. . . . . . . .    13,744             (13,744) (b)              --
  Receivable from and investment
     in WDN Management . . . . . . . . . .     1,072                                      1,072
  Other assets . . . . . . . . . . . . . .     8,373                (338) (c)             8,035
  Cash and cash equivalents. . . . . . . .     3,241                                      3,241
  Restricted cash. . . . . . . . . . . . .    15,536              (8,300) (d)             7,236
                                            --------            --------               --------
     Total assets. . . . . . . . . . . . .  $557,515            $ 40,218               $597,733
                                            ========            ========               ========
LIABILITIES
  Mortgage notes payable . . . . . . . . .   256,409              (4,206) (e)           252,203
  Credit facility. . . . . . . . . . . . .    16,000              10,788  (f)            26,788
  Other liabilities. . . . . . . . . . . .    14,173                 800  (g)            14,973
                                            --------            --------               --------
     Total liabilities . . . . . . . . . .   286,582               7,382                293,964
                                            --------            --------               --------
STOCKHOLDERS' EQUITY
  Convertible equity securities. . . . . .    18,608                                     18,608
  Common stock . . . . . . . . . . . . . .       141                  17  (h)               158
  Preferred stock. . . . . . . . . . . . .        18                                         18
  Additional paid in capital . . . . . . .   281,413              32,583  (h)           313,996
  Notes receivable from Company Officers .    (5,263)                                    (5,263)
  Distributions in excess of net income. .   (23,984)                236  (i)           (23,748)
                                            --------            --------               --------
     Total stockholders' equity. . . . . .   270,933              32,836                303,769
                                            --------            --------               --------
     Total liabilities and
        stockholders' equity . . . . . . .  $557,515            $ 40,218               $597,733
                                            ========            ========               ========

(a)    Represents properties acquired between August 7, 1996 and
       September 23, 1996.

(b)    Represents properties sold between August 30, 1996 and
       September 27, 1996.

(c) Represents write off of amortizable assets related to mortgage on property sold on September 27, 1996, (-$488) net of security deposit escrows required on acquisition properties ($150).

(d) Represents application of escrowed proceeds of April 24, 1996, property sale applied to acquisition of properties in August and September 1996.

(e) Represents mortgage assumed by purchaser on property sold on September 27, 1996.

(f) Represents estimated draws on Credit Facility to finance acquisitions between August 7, 1996 and September 23,
       1996.

(g)    Represents Real Estate Tax Liabilities and Security
       Deposit Liabilities that would be assumed had the properties acquired between August 7, 1996 and September
       23, 1996 been acquired on June 30, 1996.

(h) Represents Sale of Common Stock on August 27, 1996, used to finance acquisitions.

(i) Represents net gain on sale of properties sold between August 30, 1996 and September 27, 1996 ($724) net of write off of amortizable assets related to the September
       27, 1996 sale (-$488).



                              WALDEN RESIDENTIAL PROPERTIES, INC.
                    PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                             For the Six Months Ended June 30, 1996
                                           (Unaudited)
                        (In thousands, except per share information)

                                                        1996 (a)     Sales   Pro Forma    6/30/96
                                          Historical  Acquisitions    (b)   Adjustments  Pro Forma
                                          ----------  ------------   -----  -----------  ---------
REVENUES
  Rental income. . . . . . . . . . . . .    $48,570     $  9,784   $(1,921)  $             $56,433
  Other property income. . . . . . . . .      1,746          384       (62)                  2,068
  Interest income. . . . . . . . . . . .        719                            (349) (c)       370
  Income from WDN Management . . . . . .        202                                            202
                                            -------     --------   -------    ------       -------
     Total revenues. . . . . . . . . . .     51,237       10,168    (1,983)     (349)       59,073
                                            -------     --------   -------    ------       -------
EXPENSES
  Property operating and maintenance . .     17,471        3,764      (688)                 20,547
  Real estate taxes. . . . . . . . . . .      4,649        1,009      (146)                  5,512
  General and administrative . . . . . .      2,406                                          2,406
  Interest . . . . . . . . . . . . . . .      9,687                              649  (d)   10,336
  Financing costs and amortization . . .        394                               30  (e)      424
  Depreciation . . . . . . . . . . . . .      9,265                            1,229  (f)   10,494
                                            -------       -------  -------    ------       -------
     Total expenses. . . . . . . . . . .     43,872         4,773     (834)    1,908        49,719
                                            -------       -------  -------   -------       -------
Net income before preferred
   distribution. . . . . . . . . . . . .    $ 7,365       $ 5,395  $(1,149)  $(2,257)        9,354
                                            =======       =======  =======   =======
Income allocated to Convertible
   Equity Securities . . . . . . . . . .                                                    (3,003)
                                                                                           -------
Net income . . . . . . . . . . . . . . .                                                   $ 6,351
                                                                                           =======
Net income per share . . . . . . . . . .                                                   $  0.40
                                                                                           =======
Weighted average shares of common stock.                                                    15,859
                                                                                           =======

(a) Represents historical revenues and certain expenses for properties acquired in 1996 from January 1, 1996, through the earlier of June 30, 1996, or date of acquisition, excludes third party management fees.

(b) Represents historical revenues and expenses on properties sold in 1996 from January 1, 1996, through the earlier of June 30, 1996, or date of sale.

(c) Represents pro forma adjustment for interest earned on escrowed funds which were used for 1996 acquisitions.

(d) Represents pro forma adjustment required to present interest expense as if the debt reflected on the pro forma condensed consolidated balance sheet at June 30, 1996, had been outstanding for the entire period at the then applicable rates.

(e) Represents pro forma adjustment required to present financing costs and amortization expense as if the amortizable assets on the pro forma condensed consolidated balance sheet at June 30, 1996, had been in place for the entire period.

(f) Represents pro forma adjustment required to present depreciation expense as if the depreciable assets on the pro forma condensed consolidated balance sheet at June 30, 1996, had been in place for the entire period.



                            WALDEN RESIDENTIAL PROPERTIES, INC.
                   PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                           For the Year Ended December 31, 1995
                                        (Unaudited)
                       (In thousands, except per share information)

                                         1995 (a)      1996 (b)    Sales   Pro Forma   12/31/95
                           Historical  Acquisitions  Acquisitions   (c)   Adjustments  Pro Forma
                           ----------  ------------  ------------  -----  -----------  ---------
REVENUES
  Rental income. . . . . .  $78,469      $16,072       $19,490   $(5,613)   $           $108,418
  Other property income. .    3,090          621           819      (198)                  4,332
  Interest income. . . . .      856                                                          856
  Income from WDN
     Management. . . . . .      409                                                          409
                            -------      -------       -------   -------    -------     --------
     Total revenues. . . .   82,824       16,693        20,309    (5,811)      --        114,015
                            -------      -------       -------   -------    -------     --------
EXPENSES
  Property operating
     and maintenance . . .   28,748        5,870         7,814    (1,928)                 40,504
  Real estate taxes. . . .    7,337        1,806         1,958      (455)                 10,646
  General and
     administrative. . . .    3,811                                              56 (d)    3,867
  Interest . . . . . . . .   17,111                                           3,881 (e)   20,992
  Financing costs and
    amortization . . . . .      900                                             (52)(f)      848
  Depreciation . . . . . .   15,734                                           5,254 (g)   20,988
                            -------       -------      -------   -------    -------     --------
     Total expenses. . . .   73,641         7,676        9,772    (2,383)     9,139       97,845

Net income before
   preferred distribution.  $ 9,183       $ 9,017      $10,537   $(3,428)   $(9,139)      16,170
                            =======       =======      =======   =======    =======
Income allocated to
   Convertible Equity
   Securities. . . . . . .                                                                 (6,006)
                                                                                        ---------
Net income . . . . . . . .                                                                 10,164
                                                                                        =========
Net income per share . . .                                                              $    0.65
                                                                                        =========
Weighted average shares
   of common stock . . . .                                                                 15,606
                                                                                        =========

(a) Represents historical revenues and certain expenses for properties acquired in 1995 from January 1, 1995, through the earlier of December 31, 1995, or date of acquisition, excludes third party management fees.

(b) Represents historical revenues and certain expenses for properties acquired in 1996 for the year ended December
       31, 1995, excludes third party management fees.

(c) Represents historical revenues and expenses on properties sold in 1995 and 1996 from the later of January 1, 1995, or date of purchase through the earlier of December 31, 1995, or date of sale.

(d) Represents pro forma adjustment for administrative fees on properties purchased in 1995.

(e) Represents pro forma adjustment required to present interest expense as if the debt reflected on the pro forma condensed consolidated balance sheet at June 30, 1996, had been outstanding for the entire period at the then applicable rates.

(f) Represents pro forma adjustment required to present financing costs and amortization expense as if the amortizable assets on the pro forma condensed consolidated balance sheet at June 30, 1996, had been in place for the entire period.

(g) Represents pro forma adjustment required to present depreciation expense as if the depreciable assets on the pro forma condensed consolidated balance sheet at June 30, 1996, had been in place for the entire period.



                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WALDEN RESIDENTIAL PROPERTIES, INC.



/ s /  Mark S. Dillinger                November 8, 1996
------------------------                ----------------
Mark S. Dillinger                       Date
Executive Vice President,
Chief Financial Officer and Director
(Principal Financial and Accounting Officer)